UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 619100

Dallas, Texas 75261-9100

(Address of Principal Executive Offices) (Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	KMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Exchange Offers and Consent Solicitations

As previously announced, on November 2, 2025, Kimberly-Clark Corporation, a Delaware corporation (“Kimberly-Clark”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Kenvue Inc., a Delaware corporation (“Kenvue”), Vesta Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Kimberly-Clark (“First Merger Sub”), and Vesta Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Kimberly-Clark (“Second Merger Sub”). The Merger Agreement provides that, among other things, (i) First Merger Sub will merge with and into Kenvue (the “First Merger”), with Kenvue surviving as a direct wholly owned subsidiary of Kimberly-Clark (the “Initial Surviving Company”), and (ii) immediately following the First Merger, and as part of the same overall transaction as the First Merger, the Initial Surviving Company will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of Kimberly-Clark.

On September 28, 2026, Kimberly-Clark announced the commencement, in connection with the Mergers, of an exchange offer for any and all outstanding notes (the “Kenvue Notes”) issued by Kenvue, for up to $7.0 billion aggregate principal amount of new notes issued by Kimberly-Clark and cash. In conjunction with the offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) the Kenvue Notes, Kimberly-Clark is concurrently soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) with respect to each series of Kenvue Notes to adopt certain proposed amendments to the indenture (the “Kenvue Indenture”) governing the Kenvue Notes to (1) eliminate substantially all of the restrictive covenants in the Kenvue Indenture with respect to each series of Kenvue Notes, (2) eliminate certain of the events which may lead to an “Event of Default” in the Kenvue Indenture with respect to each series of Kenvue Notes (other than for the failure to pay principal, premium or interest), (3) eliminate the Securities and Exchange Commission (the “SEC”) reporting covenant in the Kenvue Indenture with respect to each series of Kenvue Notes and (4) eliminate certain restrictions on Kenvue in the Kenvue Indenture with respect to each series of Kenvue Notes from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person.

The Exchange Offers and Consent Solicitations are being made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated September 28, 2026 in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the consummation of the First Merger, which is expected to occur in the fourth quarter of calendar year 2026.

A copy of the press release issued by Kimberly-Clark is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Financial Information Related to Mergers

Included in this Current Report on Form 8-K are (a) Kenvue’s audited consolidated financial statements and related notes as of December 28, 2025 and December 29, 2024 and for each of the years in the three-year period ended December 28, 2025 and the related report of PricewaterhouseCoopers LLP, Kenvue’s independent registered public accounting firm, (b) Kenvue’s unaudited consolidated financial statements and related notes for the three and six months ended June 28, 2026 and June 29, 2025, and (c) Kimberly Clark’s unaudited pro forma condensed combined financial information (“pro forma financial information”), giving effect to the Mergers and certain related transactions as set forth therein, for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026, and the related notes to the pro forma combined financial information.

Also included in this Current Report on Form 8-K is the consent of PricewaterhouseCoopers LLP consenting to the incorporation by reference in certain of Kimberly Clark’s Registration Statements of its report included in Exhibit 99.2, which is included as Exhibit 23.1.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Mergers and related transactions occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Kimberly-Clark will experience after the Mergers.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Kenvue

Kenvue’s audited consolidated financial statements and related notes as of December 28, 2025 and December 29, 2024 and for each of the years in the three-year period ended December 28, 2025 and the related report of PricewaterhouseCoopers LLP, Kenvue’s independent registered public accounting firm, are filed herewith as Exhibit 99.2 and included herein.

Kenvue’s unaudited consolidated financial statements and related notes for the three and six months ended June 28, 2026 and June 29, 2025, are filed herewith as Exhibit 99.3 and included herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Kimberly-Clark, giving effect to the Mergers and certain related transactions as set forth therein, for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026, and the related notes to the pro forma combined financial information, are filed as Exhibit 99.4 and included herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Press Release issued by Kimberly-Clark Corporation on September 28, 2026.
99.2	Kenvue’s audited consolidated financial statements and related notes as of December 28, 2025 and December 29, 2024 and for each of the years in the three-year period ended December 28, 2025 and the related report of PricewaterhouseCoopers LLP, Kenvue’s independent registered public accounting firm.
99.3	Kenvue’s unaudited consolidated financial statements and related notes for the three and six months ended June 28, 2026 and June 29, 2025.
99.4	Kimberly-Clark’s unaudited pro forma condensed combined financial information, giving effect to the Mergers and certain related transactions as set forth therein, for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026, and the related notes.
104	The cover page from Kimberly-Clark Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: September 28, 2026	By:	/s/ Nelson Urdaneta
	Name:	Nelson Urdaneta
	Title:	Senior Vice President and Chief Financial Officer